EXHIBIT 99.1
Master Confirmation of OTC Repurchase PRIDES

Date:	May 25, 2006	ML Ref: 06813646

To:	Manor Care, Inc. (“Counterparty”)

Attention:	Steven M. Cavanaugh, Vice President and Chief Financial Officer
Matthew Kang, Treasurer

From:	Merrill Lynch Financial Markets, Inc. (“MLFM”)
Merrill Lynch Financial Centre
2 King Edward Street
London EC1A 1HQ

Dear Sir / Madam:
     The purpose of this letter agreement (the “Master Confirmation”) and the supplemental confirmation substantially in the form attached hereto as Exhibit A (the “Supplemental Confirmation” and the Supplemental Confirmation, together with the Master Confirmation, this “Confirmation”) is to confirm the terms and conditions of the above-referenced transaction entered into between Counterparty and MLFM through its agent Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S” or “Agent”) on the Trade Date specified in the Supplemental Confirmation (the “Transaction”). This Confirmation constitutes a “Confirmation” both on behalf of MLFM, as referred to in the ISDA Master Agreement specified below, and on behalf of MLPF&S, as agent of MLFM.
     The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions” and, together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern, in the event of any inconsistency between the Definitions and the Master Confirmation, the Master Confirmation will govern, and in the event of any inconsistency between the Master Confirmation and the Supplemental Confirmation, the Supplemental Confirmation will govern. References herein to the “Transaction” shall be deemed to be references to a “Share Forward Transaction” for purposes of the Equity Definitions and a “Swap Transaction” for the purposes of the Swap Definitions.
     This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation (notwithstanding anything to the contrary herein), shall be subject to an agreement in the 1992 form of the ISDA Master Agreement (Multicurrency Cross Border) (the “Master Agreement” or “Agreement”) as if we had executed an agreement in such form (but without any Schedule and with elections specified in the “ISDA Master Agreement” Section of the Master Confirmation) on the Trade Date. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction.
     The terms of the Transaction to which the Master Confirmation relates are as follows:
General Terms:

Trade Date:	As set forth in the Supplemental Confirmation.

Buyer:	Counterparty

Seller:	MLFM

Shares:	Shares of common stock, par value USD 0.01 per share, of Counterparty (Symbol: HCR)

Forward Price:	The average of the daily volume weighted average price per Share for all Rule 10b-18 eligible transactions on the Exchange in the Shares for each Exchange Business Day in the Calculation Period (without regard to pre-open or after hours trading outside of any regular trading session for each Exchange Business Day), as published by Bloomberg at 4:15 pm New York City time on each Exchange Business Day during the Calculation Period on page “HCR.N<EQUITY>AQRSEC”, or such other page published by Bloomberg or by another reporting service selected by the Calculation Agent (in respect of any day, the “10b-18 VWAP Price”). For purposes of calculating the Forward Price or the Unwind Forward Price, the Calculation Agent will include only those trades which are reported during the period of time during which Counterparty could purchase its own shares under Rule 10b-18(b)(2), and pursuant to the conditions of Rule 10b-18(b)(3) and (b)(4) each under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward Price Adjustment Amount:	As set forth in the Supplemental Confirmation.

Calculation Period:	Each Exchange Business Day from and including the Trade Date to and including the Termination Date.

Hedge Period:	Each consecutive Exchange Business Day beginning on the Hedging Initiation Date and ending on the Hedging Completion Date, which is the period that MLFM purchases Shares to establish the Initial Hedge Position.

Hedging Initiation Date:	As set forth in the Supplemental Confirmation.

Hedging Completion Date:	As set forth in the Supplemental Confirmation.

Initial Hedge Position:	As set forth in the Supplemental Confirmation.

Termination Date:	As set forth in the Supplemental Confirmation.

Calculation Period Suspension:	In the event that (i) MLFM concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by MLFM) for it to refrain from purchasing Shares on any Scheduled Trading Day during the Calculation Period or Unwind Averaging Period, as the case may be, (ii) any Scheduled Trading Day during the Calculation Period or Unwind Averaging Period, as the case may be, is a Disrupted Day or (iii) MLFM concludes, in its sole discretion, that Counterparty will be engaged in a distribution of the Shares for purposes of Regulation M under the Exchange Act, MLFM may by written notice to Counterparty elect to suspend the Calculation Period or Unwind Averaging Period, as the case may be, for such number of Scheduled Trading Days as is specified in the notice. The notice shall not specify, and MLFM shall not otherwise communicate to Counterparty, the reason for MLFM’s election to suspend the Calculation Period, or Unwind Averaging Period, as the case may be. The Calculation Period or the Unwind Averaging Period, as the case may be, shall be suspended and extended for each Scheduled Trading Day occurring during any such suspension.

In the event that the Calculation Period or Unwind Averaging Period, as the case may be, is suspended pursuant to the paragraph above during the regular trading session on the Exchange then the Calculation Agent in its sole discretion shall, in calculating the Forward Price or Unwind Forward Price, as the case may be, extend the Calculation Period and make adjustments to the weighting of each Rule 10b-18 eligible transaction in the Shares on the relevant Exchange Business Days during the Calculation Period or Unwind Averaging Period, as the case may be, for purposes of determining the Forward Price or Unwind Forward Price, as the case may be, with such adjustments based on, among other factors, the duration of any such suspension and the volume, historical trading patterns and price of the Shares.

Exchange:	NASDAQ National Market

Prepayment/Variable Obligation:	Applicable

Prepayment Amount:	As set forth in the Supplemental Confirmation.

Prepayment Date:	One (1) Exchange Business Day following the Trade Date.

Seller Payment Amount:	As set forth in the Supplemental Confirmation.

Seller Payment Date:	One (1) Exchange Business Day following the Trade Date.

Counterparty Additional Payment Amount:	As set forth in the Supplemental Confirmation.

Counterparty Additional Payment Date:	One (1) Exchange Business Day following the Trade Date.

Settlement Terms:

Physical Settlement:	Applicable

Number of Shares to be
Delivered:	A number of Shares equal to the result of (a) the Prepayment Amount divided by (b) the Forward Price minus the Forward Price Adjustment Amount; provided that the Number of Shares to be Delivered will be no less than the Minimum Shares and no greater than the Maximum Shares. The Number of Shares to be Delivered on the Settlement Date shall be reduced by the Initial Share Delivery provided that the Number of Shares to be Delivered shall not be less than the Minimum Shares.

Settlement Date:	Three (3) Exchange Business Days following the Termination Date.

Settlement Currency:	USD (all amounts shall be converted to the Settlement Currency by the Calculation Agent)

Minimum Shares:	As set forth in the Supplemental Confirmation.

Maximum Shares:	As set forth in the Supplemental Confirmation.

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Cancellation and Payment

Share-for-Combined:	Component Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Hedging Disruption:	Applicable

Increased Cost of Hedging:	Applicable; provided, that for the purposes of Section 12.9(a)(vi) of the Equity Definitions, “materially increased” means greater than 50 basis points; provided, further, that the occurrence of an Increased Cost of Hedging shall constitute an “Additional Termination Event” under the Agreement, with Buyer as the sole Affected Party. Counterparty acknowledges that, notwithstanding anything herein or in the Definitions to the contrary, on or within 5 Exchange Business Days after the Announcement Date of an Extraordinary Event (irrespective of whether the event corresponding to the announcement on the Announcement Date is consummated), which Announcement Date occurs during the Calculation Period, the Hedging Party may notify the Buyer of Hedging Party’s election to Early Unwind with respect to the Transaction.

Early Unwind:	In the event that the Hedging Party elects Early Unwind, then the following terms shall become applicable to the Transaction:

(i) the Number of Shares to be Delivered shall equal (a) the Prepayment Amount, divided by (b) the Unwind Forward Price (as defined below), with such result reduced by the Initial Share Delivery (the “Unwind Number of Shares to be Delivered”); for the avoidance of doubt, the Unwind Number of Shares to be Delivered shall not be subject to the Minimum Shares and Maximum Shares limitations and if the Unwind Number of Shares to be Delivered is a negative number, Buyer shall deliver to Seller a number of Shares equal to the absolute value of such negative number (“Absolute Number of Shares”);

(ii) the Unwind Forward Price shall equal the average of the 10b-18 VWAP Prices for the Unwind Averaging Period (as defined below), and there shall be no Forward Price Adjustment Amount;

(iii) the “Unwind Averaging Period” shall be each Exchange Business Day from and including the Trade Date to and including the Final Unwind Averaging Date;

(iii) the Termination Date shall be the Final Unwind Averaging Date; and

(iv) in the event that the Buyer is obligated to deliver the Absolute Number of Shares, to the extent that any such Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), in a manner that would permit immediate public resale by Seller (“Unregistered Shares”), then the Calculation Agent shall apply a commercially reasonable discount to the value of such Unregistered Shares and thereby increase the total number of Shares to be delivered by Buyer to Seller pursuant hereto.

The Final Unwind Averaging
Date:	In connection with an Early Unwind, the Exchange Business Day that MLFM is able, acting in a commercially reasonable manner, to close out its hedge position with respect to the Transaction.

Hedging Party:	MLFM

Determining Party:	MLFM

Non-Reliance/Agreements and Acknowledgements Regarding Hedging Activities/Additional Acknowledgements:	Applicable

Dividends:	Counterparty shall promptly notify MLFM of its intention to declare or pay any dividends during the Calculation Period or Unwind Averaging Period, as the case may be, other than its regularly scheduled quarterly dividend in August 2006 in an amount between $.16 and $.18 per Share (the “August 2006 Dividend”). In the event that an ex-dividend date occurs during the Calculation Period or the Unwind Averaging Period, as the case may be, other than with respect to the August 2006 Dividend, then MLFM may, following written notice to Counterparty, terminate the Transaction and determine the terms of settlement, based on the market value of the Transaction as of the date of such termination, but also taking into account the losses of MLFM that are or would be incurred under then prevailing circumstances in replacing, or in providing MLFM with the economic equivalent of, the material terms of the Transaction, as well as any increased costs associated with its related hedging activity.

Initial Share Delivery:	MLFM shall deliver a number of shares equal to the Minimum Shares to Counterparty on the Initial Share Delivery Date.

Initial Share Delivery Date:	One (1) Exchange Business Day following the Trade Date. The Initial Share Delivery Date shall be deemed to be a “Settlement Date” for purposes of Section 9.4 of the Equity Definitions.
Additional Agreements, Representations and Covenants of Counterparty, Etc.:
1.	Counterparty hereby represents and warrants to MLFM that during the Hedge Period:
a.	neither Counterparty nor any “affiliated purchaser” (as such term is defined in Rule 10b-18 under the Exchange Act) will acquire Shares (or equivalent interests or securities exchangeable, convertible or exercisable into Shares) or be a party to any repurchase or similar agreements pursuant to which a valuation, averaging or hedging period or similar such period overlaps or potentially overlaps with the Hedge Period; and

b.	Counterparty is not in possession of any material nonpublic information regarding Counterparty or Shares.
2.	MLFM hereby represents and warrants to Counterparty that during the Hedge Period, it and each person or entity subject to its control or acting on its behalf will purchase Shares to establish its initial hedge position in compliance with the time of purchase, price of purchase and volume of purchase provisions of Rule 10b-18 under the Exchange Act.

Compliance with Securities Laws:	Each party represents and agrees that it has complied, and will comply, in connection with the Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, and the Exchange Act, and the rules and regulations each thereunder, including, without limitation, Rules 10b-5 and Regulation M under the Exchange Act; provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party’s market activities.

Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D thereunder (“Regulation D”). Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined under Regulation D, (iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

The parties hereby agree that all documentation with respect to the Transaction is intended to qualify the Transaction as an equity instrument for purposes of EITF 00-19. If Counterparty would be obligated to receive cash from Seller pursuant to the terms of this Confirmation for any reason without having had the right (other than pursuant to this paragraph) to elect to receive Shares in satisfaction of such payment obligation, then Counterparty may elect that Seller deliver to Counterparty a number of Shares having a cash value equal to the amount of such payment obligation (such number of Shares to be delivered to be determined by the Calculation Agent acting in a commercially reasonable manner to determine the number of Shares that could be purchased over a reasonable period of time with the cash equivalent of such payment obligation). Settlement relating to any delivery of Shares pursuant to this paragraph shall occur within a reasonable period of time.

Counterparty represents and warrants as of the date hereof and the Trade Date that:

(a) each of its filings under the Exchange Act that are required to be filed from and including the ending date of Counterparty’s most recent prior fiscal year have been filed, and that, as of the respective dates thereof and hereof (as such filings may be amended or supplemented), there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading;

(b) Counterparty is not entering into the Transaction to facilitate a distribution of the common stock or in connection with a future distribution of securities;

(c) Counterparty is not entering into the Transaction to create actual or apparent trading activity in the common stock (or any security convertible into or exchangeable for common stock) or to manipulate the price of the common stock (or any security convertible into or exchangeable for common stock);

(d) Counterparty acknowledges and agrees that (i) the Transaction shall be made in MLFM’s sole discretion and for MLFM’s sole account and (ii) Counterparty does not have, and shall not attempt to exercise, any influence over how, when or whether to effect the Transaction, including, without limitation, the price paid or received per Share pursuant to the Transaction. It is the intent of MLFM and Counterparty that this Transaction comply with the requirements of Rule 10b5-1(c) under the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c)(1)(i)(A) and (B) and MLFM and Counterparty shall take no action that results in the Transaction not so complying with such requirements;

(e) Counterparty represents and warrants to MLFM that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date, except for the purchase of 3,661,179 Shares effected prior to May 15, 2006;

(f) the purchase or writing of the Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act, and Counterparty is not entering into the Transaction in anticipation of, or in connection with, or to facilitate a self-tender offer or a third-party tender offer; and

(g) Counterparty acknowledges that the Transaction is a derivatives transaction; MLFM may purchase Shares for its own account at an average price that may be greater than, or less than, the price paid by Counterparty under the terms of the Transaction; Counterparty also acknowledges that its purchase of Shares hereunder will not qualify as a Rule 10b-18 purchase, as defined in Rule 10b-18 under the Exchange Act, and that, in connection with the Transaction, MLFM will be engaging in customary hedging activities in its sole discretion for its own account and that, following the Hedge Period, such activities may involve purchases that, as to time, price and amount, may not necessarily satisfy the conditions specified in Rule 10b-18; provided, that although no assurance can be given, based on current trading volume, MLFM does not anticipate exceeding Rule 10b-18 limit amounts on any Exchange Business Day in the Calculation Period in respect of its hedging activities related to the Transaction.

Counterparty covenants and agrees that:

(a) during the term of the Transaction to promptly notify MLFM telephonically (which oral communication shall be promptly confirmed by telecopy to MLFM) if Counterparty determines that as a result of an acquisition or other business transaction or for any other reason Counterparty will be engaged in a distribution of Shares or other securities for which the Shares are a reference security for purposes of Rule 102 of Regulation M under the Exchange Act and to promptly notify MLFM by telecopy of the period commencing on the date that is one (1) business day before the commencement of such distribution and ending on the day on which Counterparty completes the distribution (the "Distribution Period”);

(b) without the prior written consent of MLFM, neither Counterparty nor any “affiliated purchaser” (as such term is defined in Rule 10b-18 under the Exchange Act) will acquire Shares (or equivalent interests or securities exchangeable, convertible or exercisable into Shares) or be a party to any repurchase or similar agreements pursuant to which a valuation, averaging or hedging period or similar such period overlaps or potentially overlaps with the term of the Transaction, other than (i) in those transactions disclosed in writing to MLFM on or prior to the date hereof, (ii) bids for or purchases of Shares in an aggregate amount of up to 10% of ADTV as defined in Rule 10b-18 under the Exchange Act and (iii) the purchase of 3,661,179 Shares effected prior to May 15, 2006; in connection with such disclosed transactions and otherwise, Counterparty will not take any action that would or could cause MLFM’s or MLPF&S’s purchases of Shares during the Transaction term not to comply with Rule 10b-18 under the Exchange Act, as if such rule applied to the Transaction; and

(c) Counterparty shall report the Transaction as required in any applicable report filed by the Counterparty pursuant to the Exchange Act in compliance with Regulation S-K and/or Regulation S-B under the Exchange Act, as applicable.

Account Details:
     Account for payments to Counterparty:
     Account for payment to MLFM:

Bankruptcy Rights:	In the event of Counterparty’s bankruptcy, MLFM’s rights in connection with the Transaction shall not exceed those rights held by common shareholders. For the avoidance of doubt, the parties acknowledge and agree that MLFM’s rights with respect to any other claim arising from the Transaction prior to Counterparty’s bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

Set-Off:	The Set-off provisions in the Agreement shall apply to the Transaction, except in the event of Counterparty’s or MLFM’s bankruptcy, in which case each of the parties waives any and all rights it may have to set-off, whether arising under any agreement, applicable law or otherwise.

Collateral:	None.

Transfer:	Counterparty may transfer any of its rights or delegate its obligations under the Transaction with the prior written consent of MLFM. MLFM may assign and delegate its rights and obligations under the Transaction (the "Transferred Obligations”) to any subsidiary of ML & Co. (the “Assignee”) by notice specifying the effective date of such transfer (“Effective Date”) and including an executed acceptance and assumption by the Assignee of the Transferred Obligations; provided that (i) Counterparty will not, as a result of such transfer, be required to pay to the Assignee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) of the Agreement (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)) greater than the amount in respect of which Counterparty would have been required to pay to MLFM in the absence of such transfer; and (ii) the Assignee will not, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) of the Agreement (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)) an amount in excess of that which MLFM would have been required to withhold or deduct in the absence of such transfer, unless the Assignee would be required to make additional payments pursuant to Section 2(d)(i)(4) of the Agreement corresponding to such excess. On the Effective Date, (a) MLFM shall be released from all obligations and liabilities arising under the Transferred Obligations; and (b) if MLFM has not assigned and delegated its rights and obligations under the Agreement and the Transaction thereunder, the Transferred Obligations shall cease to be a Transaction under the Agreement and shall be deemed to be a Transaction under the master agreement, if any, between Assignee and Counterparty, provided that, if at such time Assignee and Counterparty have not entered into a master agreement, Assignee and Counterparty shall be deemed to have entered into an ISDA form of Master Agreement (Multicurrency-Cross Border) with a Schedule substantially in the form of the Schedule to the Agreement but amended to reflect the name of the Assignee and the address for notices and any amended representations under Part 2 of the Agreement as may be specified in the notice of transfer.

Regulation:	MLFM is regulated by The Securities and Futures Authority Limited and has entered into the Transaction as principal.

Indemnity:	Counterparty agrees to indemnify MLFM, its Affiliates and their respective directors, officers, agents and controlling parties and MLFM agrees to indemnify Counterparty, its Affiliates and their respective directors, officers, agents and controlling parties (each such person being indemnified, an “Indemnified Party” and each such person providing such an indemnity, an “Indemnifying Party”) from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject because of the untruth of any representation by Counterparty or a breach by Counterparty of any agreement or covenant under this Confirmation, in the Agreement, the Plan or any other agreement relating to the Agreement or the Transaction and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of, any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto provided, however, that an Indemnifying Party shall have no liability to any Indemnified Party to the extent that any such losses, claims, damages and liabilities, joint and several, (i) are finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party (and in any such case, such Indemnified Party shall promptly return to the Indemnifying Party any amounts previously expended by the Indemnifying Party hereunder) or (ii) are trading losses incurred by MLFM as part of its purchase or sales of Shares pursuant to this Confirmation (unless Counterparty has breached any agreement, term or covenant herein).
ISDA Master Agreement
With respect to the Agreement, MLFM and Counterparty each agree as follows:
Specified Entities:

(i) in relation to MLFM, for the purposes of:

Section 5(a)(v):	not applicable
Section 5(a)(vi):	not applicable
Section 5(a)(vii):	not applicable
Section 5(b)(iv):	not applicable

and (ii) in relation to Counterparty, for the purposes of:

Section 5(a)(v):	not applicable
Section 5(a)(vi):	not applicable
Section 5(a)(vii):	not applicable
Section 5(b)(iv):	not applicable
“Specified Transaction” will have the meaning specified in Section 14 of the Agreement.
The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply to MLFM and Counterparty.
The “Automatic Early Termination” provision of Section 6(a) of the Agreement will not apply to MLFM or to Counterparty.
Payments on Early Termination for the purpose of Section 6(e) of the Agreement: (i) Market Quotation shall apply; and (ii) the Second Method shall apply.
“Termination Currency” means USD.
Tax Representations:
(I)	For the purpose of Section 3(e) of the Agreement, each party represents to the other party that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Agreement) to be made by it to the other party under the Agreement. In making this representation, each party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement; provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(II)	For the purpose of Section 3(f) of the Agreement, each party makes the following representations to the other party:
(i)	MLFM represents that it is a corporation incorporated under the laws of the State of Delaware.

(ii)	Counterparty represents that it is a corporation incorporated under the laws of the State of Delaware.
Delivery Requirements: For the purpose of Sections 3(d), 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents:
     Tax forms, documents or certificates to be delivered are:
Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, and deliver to the other party, United States Internal Revenue Service Form W-9 or W-8 BEN, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by the other party; and (iii) promptly upon learning that any such form(s) previously provided by the other party has become obsolete or incorrect.
     Other documents to be delivered:

Covered by
Party Required to			Section 3(d)
Deliver Document	Document Required to be Delivered	When Required	Representation

Counterparty	Evidence of the authority and true signatures of each official or representative signing this Confirmation	Upon or before execution and delivery of this Confirmation	Yes

Counterparty	Certified copy of the resolution of the Board of Directors or equivalent document authorizing the execution and delivery of this Confirmation	Upon or before execution and delivery of this Confirmation	Yes

Each party	Executed Supplemental Confirmation, substantially in the form of Exhibit A hereto, in respect of the Transaction	On or before the Trade Date	Yes

Covered by
Party Required to			Section 3(d)
Deliver Document	Document Required to be Delivered	When Required	Representation

MLFM	Guarantee of its Credit Support Provider, substantially in the form of Exhibit B attached hereto, together with evidence of the authority and true signatures of the signatories, if applicable	Upon or before execution and delivery of this Confirmation	Yes
Addresses for Notices: For the purpose of Section 12(a) of the Agreement:
Address for notices or communications to MLFM:

Address:	Merrill Lynch Financial Markets, Inc.
4 World Financial Center, 17th Floor
New York, New York 10080
Attention: Manager of Equity Documentation
Facsimile No.: (917) 778-0835 Telephone No.: (212) 449-1951

(For all purposes)

Address:	Merrill Lynch & Co., Inc.
Merrill Lynch World Headquarters
4 World Financial Center, 5th Floor
New York, New York 10080
Attention: Equity Linked COO
Facsimile No.: (212) 738-1801 Telephone No.: (212) 449-8637

(For all purposes)
Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to Counterparty’s address, telephone number or facsimile number should be sent to:
Merrill Lynch & Co., Inc.
Merrill Lynch World Headquarters
4 World Financial Center, 21st Floor
New York, New York 10080
Attention: Head of Americas Credit Risk Management
and
Address: GMI Counsel
Merrill Lynch World Headquarters
4 World Financial Center, 5th Floor
New York, New York 10080
Attention: Equity Legal
Address for notices or communications to Counterparty for all purposes:
Manor Care, Inc.
33 N. Summit Street
Toledo, Ohio 43604
Attention:
• Steven M. Cavanaugh, Vice President and Chief Financial Officer
• Matthew Kang, Treasurer

• Richard Parr, Vice President and General Counsel
• David Nees, Associate General Counsel
with a copy to:
Latham & Watkins LLP
Sears Tower, Suite 5800
233 South Wacker Drive
Chicago, IL 60606
Attention: Michael D. Levin
Process Agent: For the purpose of Section 13(c) of the Agreement, MLFM appoints as its process agent:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
222 Broadway, 16th Floor
New York, NY 10038
Attention: Litigation Department
Counterparty does not appoint a Process Agent.
Multibranch Party. For the purpose of Section 10(c) of the Agreement: Neither MLFM nor Counterparty is a Multibranch Party.
Calculation Agent. The Calculation Agent is MLFM, whose judgments, determinations and calculations in the Transaction and any related hedging transaction between the parties shall be made in good faith and in a commercially reasonable manner.
Credit Support Document.
MLFM: Guarantee of ML&Co in the form attached hereto as Exhibit B.
Counterparty: Not Applicable
Credit Support Provider.
With respect to MLFM: Merrill Lynch and Co. and with respect to Counterparty, Not Applicable.
Governing Law. This Confirmation will be governed by, and construed in accordance with, the laws of the State of New York.
Certain Important Information. MLFM is an OTC Derivatives Dealer registered with the SEC. Applicable SEC rules require us to provide you with the following information regarding SEC regulation of OTC Derivatives Dealers: MLFM is exempt from the provisions of the Securities Investor Protection Act of 1970 (“SIPA”), including membership in the Securities Investor Protection Corporation (“SIPC”). Therefore, your MLFM account is not covered by SIPA protection. Except as otherwise agreed in writing by you and us, MLFM may repledge and otherwise use in its business collateral you have pledged to MLFM under the Agreement. Collateral you have pledged to MLFM will not be subject to the requirements of Securities Exchange Act Rules: 8c-1 and 15c2-1 regarding hypothecation of collateral; 15c3-2 regarding free credit balances; or 15c3-3 regarding custody of securities and calculations of a reserve formula applicable to a fully regulated SEC registered broker or dealer. In the event of MLFM’s failure (by insolvency or otherwise), you would likely be considered to be an unsecured creditor of MLFM as to any collateral pledged to MLFM under the Agreement.

MLFM is incorporated in Delaware and is a direct, wholly-owned subsidiary of ML&Co. MLFM has entered into this transaction as principal through Merrill Lynch, Pierce, Fenner & Smith Incorporated as its agent. The time of the Transaction shall be notified to the Counterparty upon request.
Netting of Payments. The provisions of Section 2(c) of the Agreement shall not be applicable to the Transaction.
Accuracy of Specified Information. Section 3(d) of the Agreement is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person.”
Basic Representations. Section 3(a) of the Agreement is hereby amended by the deletion of “and” at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:
Eligible Contract Participant; Line of Business. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000, and it has entered into this Confirmation and the Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.
Amendment of Section 3(a)(iii). Section 3(a)(iii) of the Agreement is modified to read as follows:
No Violation or Conflict. Such execution, delivery and performance do not materially violate or conflict with any law known by it to be applicable to it, any provision of its constitutional documents, any order or judgment of any court or agency of government applicable to it or any of its assets or any material contractual restriction relating to Specified Indebtedness binding on or affecting it or any of its assets.
Amendment of Section 3(a)(iv). Section 3(a)(iv) of the Agreement is modified by inserting the following at the beginning thereof:
“To such party’s best knowledge,”
Acknowledgements:
(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to the Transaction, except as set forth in this Confirmation.
(2) The parties hereto intend for:
(a) the Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;
(b) a party’s right to liquidate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;
(c) all payments for, under or in connection with the Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.
Amendment of Section 6(d)(ii). Section 6(d)(ii) of the Agreement is modified by deleting the words “on the day” in the second line thereof and substituting therefor “on the day that is three Local Business Days after the day”. Section 6(d)(ii) is further modified by deleting the words “two Local Business Days” in the fourth line thereof and substituting therefor “three Local Business Days.”

Amendment of Definition of Reference Market-Makers. The definition of “Reference Market-Makers” in Section 14 is hereby amended by adding in clause (a) after the word “credit” and before the word “and” the words “or to enter into transactions similar in nature to Transactions”.
Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation. To the extent that one party records telephone conversations (the “Recording Party”) and the other party does not (the “Non-Recording Party”), the Recording Party shall in the event of any dispute, make a complete and unedited copy of such party’s tape of the entire day’s conversations with the Non-Recording Party’s personnel available to the Non-Recording Party. The Recording Party’s tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party’s policy unless one party notifies the other that a particular transaction is under review and warrants further retention.
Disclosure. Each party hereby acknowledges and agrees that MLFM has authorized Counterparty to disclose the Transaction and any related hedging transaction between the parties if and to the extent that Counterparty reasonably determines (after consultation with MLFM) that such disclosure is required by law or by the rules of Nasdaq or any securities exchange.
Severability. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.
Affected Parties. For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Master Confirmation enclosed for that purpose and returning it to us.
Very truly yours,
MERRILL LYNCH FINANCIAL MARKETS, INC.

By:	/s/ Rhonda Garguito

Name:
Title:
Confirmed as of the date first above written:
MANOR CARE, INC.

By:	/s/ Steven M. Cavanaugh

Name: Steven M. Cavanaugh
Title: Vice President, Chief Financial Officer
Acknowledged and agreed as to matters relating to the Agent:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
solely in its capacity as Agent hereunder

By:	/s/ Brian Carroll

Name:
Title: